UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 30, 2011

CROWN HOLDINGS, INC.
 (Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way
Philadelphia, Pennsylvania 19154-4599
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On November 30, 2011, Crown Holdings, Inc. (the “Company”) entered into a Seventh Amendment to Credit Agreement (the “Seventh Amendment”), amending the Credit Agreement, dated as of November 18, 2005 (as amended by a First Amendment, dated as of August 4, 2006, a Second Amendment and Waiver, dated as of November 12, 2009, a Third Amendment, dated as of May 14, 2010, a Fourth Amendment and Waiver, dated as of June 15, 2010, a Fifth Amendment, dated as of December 3, 2010 and a Sixth Amendment dated as of June 9, 2011, the “Credit Agreement”) among Crown Americas LLC, a wholly-owned indirect subsidiary of the Company (“Crown Americas”), as U.S. Borrower, Crown European Holdings S.A., a wholly-owned indirect subsidiary of the Company (“Crown European Holdings”), as European Borrower, CROWN Metal Packaging Canada LP, a wholly-owned indirect subsidiary of the Company (“CROWN Metal Packaging Canada”), as Canadian Borrower, the subsidiary borrowers named therein, the Company, Crown International Holdings, Inc. and Crown Cork & Seal Company, Inc., as Parent Guarantors, Deutsche Bank AG New York Branch, as Administrative Agent and U.K. Administrative Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, and various lending institutions referred to therein.

Subject to its specific terms and provisions, the Seventh Amendment created additional dollar term loans in the amount of $350 million, amended the Company’s total leverage ratio covenant to 4.00 to 1.00 (previously 3.50 to 1.00) and maintained the Company’s ability to enter into up to $1.0 billion of additional term loans under the Credit Agreement, subject to agreement with lenders to make any such loans.  The Company’s senior secured credit facilities include term loan facilities that will mature on June 9, 2016 and senior secured revolving credit facilities which mature on June 15, 2015.  Borrowings under the new term loans are expected to be used to pre-fund the Company’s pension obligations both in the United States and Canada.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this report consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the prospective impact of the Company’s amended senior secured credit facilities and the use of borrowings under the term loan facilities, that may cause actual results to be materially different from those expressed or implied in the forward-looking statements. Important factors that could cause the statements made in this report or the actual results of operations or financial condition of the Company to differ are discussed under the caption "Forward-Looking Statements" in the Company's Form 10-K Annual Report for the year ended December 31, 2010 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2011	CROWN HOLDINGS, INC.

	By:	/s/ Thomas A. Kelly
	Name:	Thomas A. Kelly
	Title:	Senior Vice President — Finance

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